Global Atlantic Portfolios

Global Atlantic Wilshire Dynamic Conservative Allocation Portfolio

Global Atlantic Wilshire Dynamic Growth Allocation Portfolio

(the “Portfolios”)

(each a series of Forethought Variable Insurance Trust)

Class II Shares

Supplement dated December 21, 2018

to the Prospectus dated April 27, 2018, as supplemented to date (the “Prospectus”), and Statement of Additional Information dated April 27, 2018, as supplemented to date (the “SAI”)

Effective January 1, 2019, Global Atlantic Distributors, LLC (“GAD”) will become the principal underwriter (distributor) for the Portfolios and Northern Lights Distributors, LLC will no longer serve as the Portfolios’ principal underwriter. GAD is registered as a broker-dealer with the U.S. Securities and Exchange Commission and is a member of the Financial Industry Regulatory Authority. GAD’s principal office is located at One Financial Plaza, 755 Main Street, Hartford, Connecticut 06103. GAD is an affiliate of Global Atlantic Investment Advisors, LLC, the Portfolios’ investment adviser. Accordingly, effective January 1, 2019, all references to Northern Lights Distributors, LLC and its address, 17605 Wright Street, Omaha, Nebraska 68130, in the Prospectus and SAI are deleted in their entirety and replaced with Global Atlantic Distributors, LLC and One Financial Plaza, 755 Main Street, Hartford, Connecticut 06103, respectively.

This Supplement and the Prospectus, Summary Prospectus and SAI provide information that you should know before investing in a Portfolio. These documents have been filed with the Securities and Exchange Commission and are incorporated herein by reference. These documents are available upon request and without charge by calling Shareholder Services at 1-877-881-7735.

Please retain this Supplement for future reference.

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